Exhibit 10.1
          SECOND SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”), dated as of July 26, 2011, among HS SHIPPING LTD. INC., HS SOUTH INC., HS TANKERS INC., HS NAVIGATION INC. and THALASSA ENERGY S.A. (each, a “Guaranteeing Subsidiary”), each an indirect subsidiary of Navios South American Logistics Inc. (or its permitted successor), a Marshall Islands corporation (the “Company”), the Company and Navios Logistics Finance (US) Inc., a Delaware corporation, (together with the Company, the “Co-Issuers”) the other Guarantors (as defined in the Indenture referred to herein) and Wells Fargo Bank, National Association, as trustee (or its permitted successor) under the Indenture referred to below (the “Trustee”).
          WITNESSETH
          WHEREAS, the Co-Issuers and the Guarantors has heretofore executed and delivered to the Trustee an indenture (the “Indenture”), dated as of April 12, 2011 providing for the issuance of 9 1/4% Senior Notes due 2019 (the “Notes”);
          WHEREAS, the Indenture provides that under certain circumstances each Guaranteeing Subsidiary shall execute and deliver to the Trustee a supplemental indenture pursuant to which each Guaranteeing Subsidiary shall unconditionally guarantee all of the Co-Issuers’ obligations under the Notes and the Indenture on the terms and conditions set forth herein (the “Note Guarantee”); and
          WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.
          NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, each Guaranteeing Subsidiary and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:
          1.     CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.
          2.     AGREEMENT TO GUARANTEE. Each Guaranteeing Subsidiary hereby agrees to provide an unconditional Guarantee, on and subject to the terms, conditions and limitations set forth in the Notation of Guarantee and in the Indenture, including, but not limited, to Article Ten thereof.
          4.     NEW YORK LAW TO GOVERN. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO CONFLICTS OF LAW PRINCIPLES TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.
          5.     COUNTERPARTS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

          6.     EFFECT OF HEADINGS. The Section headings herein are for convenience only and shall not affect the construction hereof.
          7.     THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by each Guaranteeing Subsidiary and the Co-Issuers.

          IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed and attested, all as of the date first above written.
Dated: July 26, 2011

HS SHIPPING LTD. INC. HS SOUTH INC. HS TANKERS INC. HS NAVIGATION INC.
By:	/s/ George Achniotis
	Name:	George Achniotis
	Title:	Authorized Signatory

THALASSA ENERGY S.A.,
By:	/s/ Claudio P. Lopez
	Name:	Claudio P. Lopez
	Title:	Authorized Signatory

NAVIOS SOUTH AMERICAN LOGISTICS INC.,
By:	/s/ Anna Kalathaki
	Name:	Anna Kalathaki
	Title:	Authorized Signatory

NAVIOS LOGISTICS FINANCE (US) INC.,
By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	Authorized Signatory

CORPORACION NAVIOS S.A. NAUTICLER S.A. PONTE RIO SOCIEDAD ANONIMA NAVARRA SHIPPING CORPORATION PELAYO SHIPPING CORPORATION

COMPANIA DE TRANSPORTE FLUVIAL INTERNACIONAL S.A. PETROVIA INTERNACIONAL S.A. STABILITY OCEANWAYS S.A. as Guarantors
By:	/s/ George Achniotis
	Name:	George Achniotis
	Title:	Authorized Signatory

COMPANIA NAVIERA HORAMAR S.A., as Guarantor
By:	/s/ Vasiliki Papaefthymiou
	Name:	Vasiliki Papaefthymiou
	Title:	Authorized Signatory

MERCO PAR S.A.C.I., as Guarantor
By:	/s/ Horacio E. Lopez
	Name:	Horacio E. Lopez
	Title:	Authorized Signatory

By:	/s/ Eduardo Blanc
	Name:	Eduardo Blanc
	Title:	Authorized Signatory

NAVEGACION GUARANI S.A., as Guarantor
By:	/s/ Carlos A. Lopez
	Name:	Carlos A. Lopez
	Title:	Authorized Signatory

By:	/s/ Marcos Peroni
	Name:	Marcos Peroni
	Title:	Authorized Signatory

HIDROVIA OSR S.A., as Guarantor
By:	/s/ Marcos J. Peroni
	Name:	Marcos J. Peroni
	Title:	Authorized Signatory

By:	/s/ Eduardo Blanc
	Name:	Eduardo Blanc
	Title:	Authorized Signatory

MERCO FLUVIAL S.A.. as Guarantor
By:	/s/ Marcos J. Peroni
	Name:	Marcos J. Peroni
	Title:	Authorized Signatory

By:	/s/ Quirino Fernandez
	Name:	Quirino Fernandez
	Title:	Authorized Signatory

PETROLERA SAN ANTONIO S.A., as Guarantor
By:	/s/ Carlos A. Lopez
	Name:	Carlos A. Lopez
	Title:	Authorized Signatory

By:	/s/ Eduardo Blanc
	Name:	Eduardo Blanc
	Title:	Authorized Signatory

VARENA MARITIME SERVICES S.A., as Guarantors
By:	/s/ Carmen Rodriguez
	Name:	Carmen Rodriguez
	Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Trustee
By:	/s/ Martin Reed
Martin Reed
Vice President